                                                                  Exhibit 99.2




                            NATIONAL CITY CORPORATION

                         QUARTER ENDED DECEMBER 31, 2000

                                    UNAUDITED
                         QUARTERLY FINANCIAL SUPPLEMENT

   Derek Green                                            Holly Schreiber

   (216) 222-9849                                          (216) 575-3035



                                                             (UNAUDITED)

                                                     NATIONAL CITY CORPORATION

                                                 CONSOLIDATED FINANCIAL HIGHLIGHTS
                                               ($ IN MILLIONS, EXCEPT PER SHARE DATA)





-------------------------------------------------------------------------------------------------------

                                                                        2000
                                                 ----------------------------------------------------

                                                   4TH QTR      3RD QTR       2ND QTR      1ST QTR
                                                 ----------------------------------------------------
EARNINGS
------------------------------------------------

Interest income (TE)                                $1,696.6      $1,660.4      $1,654.8    $1,588.5
Interest expense                                       940.4         914.4         905.8       847.6
                                                 ----------------------------------------------------

Net interest income (TE)                               756.2         746.0         749.0       740.9
Provision for loan losses                               81.4          70.4          68.7        66.3
                                                 ----------------------------------------------------
NII after provision for loan losses (TE)               674.8         675.6         680.3       674.6
Fees and other income                                  604.8         590.9         674.3       557.4
Securities gains (losses)                               50.7          27.5         (42.8)       21.5
Noninterest expense*                                   854.4         785.3         785.1       759.1
                                                 ----------------------------------------------------
Income before taxes and TE adj*                        475.9         508.7         526.7       494.4
Income taxes*                                          159.4         169.6         175.9       164.7
TE adjustment                                            8.5           8.4           8.4         8.4
                                                 ----------------------------------------------------
Net income - adjusted *                                308.0         330.7         342.4       321.3
Merger and restruct. charges (after-tax)                   -             -             -           -
                                                 ----------------------------------------------------
Net income                                            $308.0        $330.7        $342.4      $321.3
                                                 ====================================================
Net income per common share:
    Basic                                               $.50          $.55          $.56        $.53
    Diluted                                              .50           .54           .56         .53
    Diluted - adjusted*                                  .50           .54           .56         .53

PERFORMANCE RATIOS*
------------------------------------------------
Return on average common equity                        18.75%        21.13%        23.13%      22.45%
Return on average total equity                         18.70         21.06         23.04       22.37
Return on average assets                                1.44          1.56          1.59        1.50
Net interest margin                                     3.90          3.90          3.80        3.79
Efficiency ratio                                       62.78         58.74         55.16       58.47

ASSET QUALITY
------------------------------------------------
Gross charge-offs                                     $110.4         $99.4         $99.5       $98.7
Net charge-offs                                         81.2          70.2          68.7        66.2
Loan loss reserve                                      928.6         945.5         970.4       970.6
Nonperforming assets                                   402.3         365.3         339.3       314.1
Net charge-off ratio                                     .50%          .45%          .44%        .44%
Loan loss reserve/loans                                 1.42          1.49          1.58        1.57
Nonperforming assets to
  loans + OREO                                           .61           .57           .55         .51

CAPITAL & LIQUIDITY
------------------------------------------------
Average equity to assets                                7.68%         7.42%         6.89%       6.72%
Average equity to loans**                              10.14         10.03          9.56        9.47
Average loans to deposits**                           122.71        119.91        120.59      117.81
Common equity to assets (tangible)***                   6.34          6.20          5.81        5.38

AVERAGE BALANCES
------------------------------------------------
Assets                                               $85,300       $84,201       $86,771     $85,951
Loans                                                 64,645        62,248        62,537      61,043
Loans held for sale or securitization                  2,855         3,001         2,848       2,101
Securities (at cost)                                   9,543        10,786        13,064      14,600
Earning assets                                        77,363        76,378        79,027      78,379
Deposits                                              52,683        51,913        51,860      51,816
Common equity                                          6,524         6,216         5,946       5,748
Total equity                                           6,554         6,246         5,976       5,778

MEMO:  Mortgage loans held for sale                   $2,851        $3,001        $2,848      $2,101
       Credit card loans held for securitization           4             -             -           -
                                                 ----------------------------------------------------
       Loans held for sale or securitization          $2,855        $3,001        $2,848      $2,101

ENDING BALANCES
------------------------------------------------

Assets                                               $88,535       $85,046       $84,601     $86,895
Loans                                                 65,604        63,660        61,570      61,857
Loans held for sale or securitization                  3,439         2,946         3,198       2,330
Securities (at fair value)                             9,904         9,656        10,719      13,783
Deposits                                              55,256        52,726        49,988      50,613
Common equity                                          6,740         6,437         6,103       5,888
Total equity                                           6,770         6,467         6,133       5,918

MEMO:  Mortgage loans held for sale                   $3,031        $2,946        $3,198      $2,330
       Credit card loans held for securitization         408             -             -           -
                                                 ----------------------------------------------------
       Loans held for sale or securitization          $3,439        $2,946        $3,198      $2,330

------------------------------------------------------------------------------------------------------------------------------------

                                                                            1999
                                                  -------------------------------------------------------

                                                    4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                  -------------------------------------------------------
EARNINGS
------------------------------------------------

Interest income (TE)                                 $1,556.1      $1,474.9       $1,449.5      $1,469.1
Interest expense                                        799.7         717.2          691.3         704.4
                                                  -------------------------------------------------------

Net interest income (TE)                                756.4         757.7          758.2         764.7
Provision for loan losses                                66.6          55.5           59.6          68.0
                                                  -------------------------------------------------------
NII after provision for loan losses (TE)                689.8         702.2          698.6         696.7
Fees and other income                                   579.3         528.6          543.6         590.9
Securities gains (losses)                                37.1          20.3           57.3          23.7
Noninterest expense*                                    780.1         705.9          757.3         739.2
                                                  -------------------------------------------------------
Income before taxes and TE adj*                         526.1         545.2          542.2         572.1
Income taxes*                                           173.7         178.5          178.5         212.5
TE adjustment                                             8.9          10.2            9.2           8.6
                                                  -------------------------------------------------------
Net income - adjusted *                                 343.5         356.5          354.5         351.0
Merger and restruct. charges (after-tax)                    -             -              -             -
                                                  -------------------------------------------------------
Net income                                             $343.5        $356.5         $354.5        $351.0
                                                  =======================================================
Net income per common share:
    Basic                                                $.56          $.58           $.56          $.55
    Diluted                                               .55           .57            .56           .54
    Diluted - adjusted*                                   .55           .57            .56           .54

PERFORMANCE RATIOS*
------------------------------------------------
Return on average common equity                         22.84%        23.79%         22.96%        21.12%
Return on average total equity                          22.76         23.70          22.87         21.05
Return on average assets                                 1.59          1.71           1.71          1.66
Net interest margin                                      3.87          4.03           4.04          4.02
Efficiency ratio                                        58.41         54.88          58.16         54.53

ASSET QUALITY
------------------------------------------------
Gross charge-offs                                       $98.9         $87.6         $100.4        $100.9
Net charge-offs                                          66.6          54.9           60.0          68.0
Loan loss reserve                                       970.5         970.7          970.2         970.3
Nonperforming assets                                    289.1         260.0          249.5         271.9
Net charge-off ratio                                      .45%          .38%           .42%          .48%
Loan loss reserve/loans                                  1.61          1.67           1.69          1.69
Nonperforming assets to
  loans + OREO                                            .48           .45            .44           .47

CAPITAL & LIQUIDITY
------------------------------------------------
Average equity to assets                                 7.00%         7.22%          7.46%         7.91%
Average equity to loans**                               10.15         10.45          10.86         11.80
Average loans to deposits**                            112.85        110.67         108.97        105.26
Common equity to assets (tangible)***                    5.12          5.52           5.78          6.17

AVERAGE BALANCES
------------------------------------------------
Assets                                                $85,600       $82,691        $83,369       $85,520
Loans                                                  59,006        57,142         57,257        57,319
Loans held for sale or securitization                   2,555         2,172          2,344         2,976
Securities (at cost)                                   15,403        14,851         14,638        15,126
Earning assets                                         77,762        74,971         75,238        76,514
Deposits                                               52,287        51,633         52,543        54,457
Common equity                                           5,960         5,938          6,185         6,728
Total equity                                            5,990         5,969          6,216         6,761

MEMO:  Mortgage loans held for sale                    $2,555        $2,172         $2,344        $2,976
       Credit card loans held for securitization            -             -              -             -
                                                  -------------------------------------------------------
       Loans held for sale or securitization           $2,555        $2,172         $2,344        $2,976

ENDING BALANCES
------------------------------------------------

Assets                                                $87,121       $85,058        $84,022       $84,094
Loans                                                  60,204        58,001         57,317        57,312
Loans held for sale or securitization                   2,731         2,439          2,339         2,519
Securities (at fair value)                             14,904        15,811         14,994        15,264
Deposits                                               50,066        50,395         52,091        52,051
Common equity                                           5,698         5,884          5,837         6,226
Total equity                                            5,728         5,914          5,867         6,257

MEMO:  Mortgage loans held for sale                    $2,731        $2,439         $2,339        $2,519
       Credit card loans held for securitization            -             -              -             -
                                                  -------------------------------------------------------
       Loans held for sale or securitization           $2,731        $2,439         $2,339        $2,519
------------------------------------------------------------------------------------------------------------------------------------

                                                                          1998
                                                  ----------------------------------------------------

                                                   4TH QTR       3RD QTR      2ND QTR       1ST QTR
                                                  ----------------------------------------------------
EARNINGS
------------------------------------------------

Interest income (TE)                                $1,482.9      $1,480.0     $1,455.0      $1,379.0
Interest expense                                       725.0         734.2        715.1         670.7
                                                  ----------------------------------------------------
Net interest income (TE)                               757.9         745.8        739.9         708.3
Provision for loan losses                               56.9          45.2         43.0          56.3
                                                  ----------------------------------------------------
NII after provision for loan losses (TE)               701.0         700.6        696.9         652.0
Fees and other income                                  576.3         555.5        554.1         493.8
Securities gains (losses)                               49.3          64.4         19.7           1.1
Noninterest expense*                                   766.8         782.4        749.2         699.3
                                                  ----------------------------------------------------
Income before taxes and TE adj*                        559.8         538.1        521.5         447.6
Income taxes*                                          189.7         184.3        180.5         139.6
TE adjustment                                           10.8           9.4          9.7          10.4
                                                  ----------------------------------------------------
Net income - adjusted *                                359.3         344.4        331.3         297.6
Merger and restruct. charges (after-tax)               (68.0)            -            -        (193.9)
                                                  ----------------------------------------------------
Net income                                            $291.3        $344.4       $331.3        $103.7
                                                  ====================================================
Net income per common share:
    Basic                                               $.44          $.53         $.51          $.16
    Diluted                                              .43           .52          .50           .16
    Diluted - adjusted*                                  .53           .52          .50           .45

PERFORMANCE RATIOS*
------------------------------------------------
Return on average common equity                        19.43%        19.00%       19.47%        19.23%
Return on average total equity                         19.36         18.92        19.43         19.23
Return on average assets                                1.69          1.69         1.66          1.61
Net interest margin                                     4.00          4.10         4.15          4.19
Efficiency ratio                                       57.48         60.12        57.90         58.17

ASSET QUALITY
------------------------------------------------
Gross charge-offs                                      $86.8         $76.9        $73.3         $84.4
Net charge-offs                                         59.9          45.2         43.0          52.4
Loan loss reserve                                      970.2         975.1        976.5         976.5
Nonperforming assets                                   248.5         252.4        257.0         281.1
Net charge-off ratio                                     .42%          .33%         .32%          .41%
Loan loss reserve/loans                                 1.67          1.74         1.78          1.80
Nonperforming assets to
  loans + OREO                                           .43           .45          .47           .52

CAPITAL & LIQUIDITY
------------------------------------------------
Average equity to assets                                8.74%         8.91%        8.56%         8.39%
Average equity to loans**                              12.97         13.10        12.52         12.03
Average loans to deposits**                           103.75        100.90       100.11        101.01
Common equity to assets (tangible)***                   6.72          7.46         7.30          7.08

AVERAGE BALANCES
------------------------------------------------
Assets                                               $84,208       $81,062      $79,927       $74,769
Loans                                                 56,752        55,103       54,621        52,158
Loans held for sale or securitization                  2,991         2,525        2,088         1,330
Securities (at cost)                                  14,500        13,614       13,874        13,728
Earning assets                                        75,513        72,529       71,414        67,789
Deposits                                              54,699        54,610       54,559        51,637
Common equity                                          7,327         7,183        6,802         6,276
Total equity                                           7,363         7,220        6,839         6,276

MEMO:  Mortgage loans held for sale                   $2,991        $2,525       $2,088        $1,330
       Credit card loans held for securitization           -             -            -             -
                                                  ----------------------------------------------------
       Loans held for sale or securitization          $2,991        $2,525       $2,088        $1,330

ENDING BALANCES
------------------------------------------------

Assets                                               $88,246       $83,135      $81,258       $80,716
Loans                                                 58,011        55,935       54,918        54,319
Loans held for sale or securitization                  3,508         2,748        2,561         2,133
Securities (at fair value)                            16,119        15,425       13,898        15,635
Deposits                                              58,247        54,228       54,832        55,387
Common equity                                          6,977         7,237        6,982         6,789
Total equity                                           7,013         7,273        7,019         6,826

MEMO:  Mortgage loans held for sale                   $3,508        $2,748       $2,561        $2,133
       Credit card loans held for securitization           -             -            -             -
                                                  ----------------------------------------------------
       Loans held for sale or securitization          $3,508        $2,748       $2,561        $2,133





*   Excludes merger charges.
**  Excludes loans held for sale or securitization.
*** Period-end, less intangible assets.


                                                             UNAUDITED
                                                     NATIONAL CITY CORPORATION
                                                       BALANCE SHEET AVERAGES

                                                          ($ IN MILLIONS)



-----------------------------------------------------------------------------------------------------------------------------------

                                                                            2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------
AVERAGE LOANS
------------------------------------------------
Commercial                                           $26,132       $25,294       $24,379        $23,496
Real estate - commercial                               6,435         6,273         6,157          6,020
Real estate - residential                             12,876        11,627        11,470         10,901
Consumer                                              12,165        12,224        13,973         14,520
Credit card                                            2,383         2,487         2,514          2,336
Home equity                                            4,654         4,343         4,044          3,770
                                                 -------------------------------------------------------
  TOTAL LOANS                                        $64,645       $62,248       $62,537        $61,043
                                                 =======================================================

MEMO:

Securitized credit card balances (AVG)                  $685          $452          $321           $438
Securitized credit card balances (EOP)                   630           748           265            383

AVERAGE SECURITIES (AT COST)
------------------------------------------------
Mortgage-backed securities                            $5,611        $6,078        $7,992         $9,196
Other investment securities                            3,154         3,921         4,275          4,593
                                                 -------------------------------------------------------
  Total taxable securities                             8,765         9,999        12,267         13,789
Tax-exempt securities                                    778           787           797            811
                                                 -------------------------------------------------------
  TOTAL SECURITIES                                    $9,543       $10,786       $13,064        $14,600
                                                 =======================================================

AVERAGE DEPOSITS
------------------------------------------------
Noninterest bearing deposits                         $10,682       $10,837       $10,934        $10,716
NOW and money market accounts                         16,803        16,473        16,477         16,443
Savings accounts                                       2,958         3,139         3,321          3,413
Time deposits of individuals                          15,764        15,652        15,385         15,019
                                                 -------------------------------------------------------
    Core deposits                                     46,207        46,101        46,117         45,591
Brokered retail CDs                                    1,984         1,733         1,757          1,699
Other deposits                                         1,217         1,105         1,124          1,126
Foreign deposits                                       3,275         2,974         2,862          3,400
                                                 -------------------------------------------------------
  TOTAL DEPOSITS                                     $52,683       $51,913       $51,860        $51,816
                                                 =======================================================

SELECTED RATIOS
------------------------------------------------
Average loans to deposits                             122.71%       119.91%       120.59%        117.81%
Average loans to core deposits                        139.90        135.03        135.61         133.89
Average loans to earning assets                        83.56         81.50         79.13          77.88
Average securities to earning assets                   12.34         14.12         16.53          18.63

MEMO:

Notional amount of off-balance sheet agreements - (EOP):
    Used for interest rate risk management           $16,640       $25,605       $29,269        $35,628
    Used for mortgage servicing risk
      management                                       8,271         4,911         4,768          4,934
                                                                            1999
                                                   -------------------------------------------------------

                                                     4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   -------------------------------------------------------
AVERAGE LOANS
------------------------------------------------
Commercial                                             $22,988       $22,066        $22,228       $22,154
Real estate - commercial                                 6,141         6,238          6,275         6,305
Real estate - residential                               10,047         9,750          9,779        10,097
Consumer                                                14,045        13,664         13,834        13,785
Credit card                                              2,224         2,088          1,953         1,829
Home equity                                              3,561         3,336          3,188         3,149
                                                   -------------------------------------------------------
  TOTAL LOANS                                          $59,006       $57,142        $57,257       $57,319
                                                   =======================================================

MEMO:

Securitized credit card balances (AVG)                    $500          $548           $637          $725
Securitized credit card balances (EOP)                     500           500            590           680

AVERAGE SECURITIES (AT COST)
------------------------------------------------
Mortgage-backed securities                              $9,752        $9,105         $8,800        $9,320
Other investment securities                              4,813         4,895          4,961         4,907
                                                   -------------------------------------------------------
  Total taxable securities                              14,565        14,000         13,761        14,227
Tax-exempt securities                                      838           851            877           899
                                                   -------------------------------------------------------
  TOTAL SECURITIES                                     $15,403       $14,851        $14,638       $15,126
                                                   =======================================================

AVERAGE DEPOSITS
------------------------------------------------
Noninterest bearing deposits                           $11,278       $11,338        $11,542       $11,681
NOW and money market accounts                           16,580        16,742         16,997        16,899
Savings accounts                                         3,605         3,795          3,922         3,955
Time deposits of individuals                            14,578        14,461         14,883        15,581
                                                   -------------------------------------------------------
    Core deposits                                       46,041        46,336         47,344        48,116
Brokered retail CDs                                      1,792         1,741          1,658         1,554
Other deposits                                           1,349         1,167          1,199         1,757
Foreign deposits                                         3,105         2,389          2,342         3,030
                                                   -------------------------------------------------------
  TOTAL DEPOSITS                                       $52,287       $51,633        $52,543       $54,457
                                                   =======================================================

SELECTED RATIOS
------------------------------------------------
Average loans to deposits                               112.85%       110.67%        108.97%       105.26%
Average loans to core deposits                          128.16        123.32         120.94        119.13
Average loans to earning assets                          75.88         76.22          76.10         74.91
Average securities to earning assets                     19.81         19.81          19.46         19.77

MEMO:

Notional amount of off-balance sheet agreements -
    Used for interest rate risk management             $30,701       $27,161        $20,425       $17,568
    Used for mortgage servicing risk
      management                                         5,563         5,570          6,083         5,576
                                                                            1998
                                                    ----------------------------------------------------

                                                     4TH QTR       3RD QTR      2ND QTR       1ST QTR
                                                    ----------------------------------------------------
AVERAGE LOANS
------------------------------------------------
Commercial                                             $21,609       $20,206      $20,192       $18,453
Real estate - commercial                                 6,314         6,466        6,543         6,324
Real estate - residential                               10,318        10,426       10,728        10,729
Consumer                                                13,500        13,043       12,223        11,702
Credit card                                              1,818         1,818        1,861         1,944
Home equity                                              3,193         3,144        3,074         3,006
                                                    ----------------------------------------------------
  TOTAL LOANS                                          $56,752       $55,103      $54,621       $52,158
                                                    ====================================================

MEMO:

Securitized credit card balances (AVG)                    $814          $865         $870          $870
Securitized credit card balances (EOP)                     770           860          870           870

AVERAGE SECURITIES (AT COST)
------------------------------------------------
Mortgage-backed securities                              $8,134        $7,551       $7,345        $8,159
Other investment securities                              5,429         5,096        5,501         4,731
                                                    ----------------------------------------------------
  Total taxable securities                              13,563        12,647       12,846        12,890
Tax-exempt securities                                      937           967        1,028           838
                                                    ----------------------------------------------------
  TOTAL SECURITIES                                     $14,500       $13,614      $13,874       $13,728
                                                    ====================================================

AVERAGE DEPOSITS
------------------------------------------------
Noninterest bearing deposits                           $10,168       $10,051      $10,053        $9,392
NOW and money market accounts                           18,181        17,890       17,628        16,158
Savings accounts                                         4,033         4,157        4,282         4,169
Time deposits of individuals                            16,126        16,572       17,013        16,775
                                                    ----------------------------------------------------
    Core deposits                                       48,508        48,670       48,976        46,494
Brokered retail CDs                                      1,669         1,650        1,627         1,631
Other deposits                                           2,472         2,505        2,536         1,940
Foreign deposits                                         2,050         1,785        1,420         1,572
                                                    ----------------------------------------------------
  TOTAL DEPOSITS                                       $54,699       $54,610      $54,559       $51,637
                                                    ====================================================

SELECTED RATIOS
------------------------------------------------
Average loans to deposits                               103.75%       100.90%      100.11%       101.01%
Average loans to core deposits                          117.00        113.22       111.53        112.18
Average loans to earning assets                          75.16         75.97        76.49         76.94
Average securities to earning assets                     19.20         18.77        19.43         20.25

MEMO:

Notional amount of off-balance sheet agreements -
    Used for interest rate risk management             $16,964       $18,935      $16,551       $13,234
    Used for mortgage servicing risk
      management                                         4,501         3,861        3,030         2,661




                                                          STOCKHOLDER DATA
                                               ($ IN MILLIONS, EXCEPT PER SHARE DATA)


----------------------------------------------------------------------------------------------------------

                                                                           2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------

Per common share:
  Basic net income                                      $.50          $.55          $.56           $.53
  Diluted net income                                     .50           .54           .56            .53
  Diluted net income - adjusted*                         .50           .54           .56            .53
  Trailing 4 qtrs basic net income                      2.14          2.20          2.23           2.23
  Trailing 4 qtrs diluted net income                    2.13          2.18          2.21           2.21
  Dividend declared                                     .285          .285          .285              -
  Dividend paid                                         .285          .285          .285           .285
Dividend payout ratio                                  57.00%        52.78%        50.89%           n/a
Dividend yield (annualized)***                          3.97          5.18          6.68           5.53
P/E ratio                                              13.50         10.09          7.72           9.33

Average basic shares o/s**                           608,523       608,277       606,928        605,766
Average diluted shares o/s**                         615,467       613,232       611,070        610,694
Ending common shares o/s**                           609,189       608,398       607,434        606,228

Common stock price:
  High                                                $29.75        $23.13        $22.75         $23.56
  Low                                                  19.00         17.19         16.00          17.19
  Close                                                28.75         22.00         17.06          20.63

Book value/common share                               $11.06        $10.58        $10.05          $9.71
Tangible book value/common share                        9.09          8.54          7.97           7.59
Fair value gain (loss) on securities
  included in equity/share                              $.10         ($.16)        ($.43)         ($.47)

Market to book value                                   259.9%        207.9%        169.8%         212.5%
Market capitalization of

  common stock                                       $17,514       $13,385       $10,363        $12,506

Common dividends declared                             $173.4        $173.2        $173.0              -
Preferred dividends declared                              .4            .4            .5              -
                                                                             1999
                                                   -------------------------------------------------------

                                                     4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   -------------------------------------------------------

Per common share:
  Basic net income                                        $.56          $.58           $.56          $.55
  Diluted net income                                       .55           .57            .56           .54
  Diluted net income - adjusted*                           .55           .57            .56           .54
  Trailing 4 qtrs basic net income                        2.25          2.13           2.08          2.03
  Trailing 4 qtrs diluted net income                      2.22          2.10           2.05          1.99
  Dividend declared                                       .285           .27            .27           .26
  Dividend paid                                            .27           .27            .26           .26
Dividend payout ratio                                    51.82%        47.37%         48.21%        48.15%
Dividend yield (annualized)***                            4.81          4.05           3.30          3.13
P/E ratio                                                10.67         12.71          15.98         16.68

Average basic shares o/s**                             613,878       616,884        623,117       640,989
Average diluted shares o/s**                           620,784       624,581        633,280       652,221
Ending common shares o/s**                             607,058       616,565        618,131       628,842

Common stock price:
  High                                                  $31.44        $33.38         $36.75        $37.81
  Low                                                    22.13         26.13          31.44         33.09
  Close                                                  23.69         26.69          32.75         33.19

Book value/common share                                  $9.39         $9.54          $9.44         $9.90
Tangible book value/common share                          7.23          7.51           7.76          8.15
Fair value gain (loss) on securities
  included in equity/share                               ($.30)        ($.10)          $.03          $.32

Market to book value                                     252.3%        279.8%         346.9%        335.3%
Market capitalization of
  common stock                                         $14,381       $16,456        $20,244       $20,871

Common dividends declared                               $172.7        $166.5         $166.7        $163.8
Preferred dividends declared                                .4            .5             .4            .4

                                                                          1998
                                                 ----------------------------------------------------

                                                  4TH QTR       3RD QTR      2ND QTR       1ST QTR
                                                 ----------------------------------------------------

Per common share:
  Basic net income                                     $.44          $.53         $.51          $.16
  Diluted net income                                    .43           .52          .50           .16
  Diluted net income - adjusted*                        .53           .52          .50           .45
  Trailing 4 qtrs basic net income                     1.64          1.66         1.57          1.48
  Trailing 4 qtrs diluted net income                   1.61          1.63         1.54          1.46
  Dividend declared                                     .26           .24          .24           .23
  Dividend paid                                         .24           .24          .23           .23
Dividend payout ratio                                 60.47%        46.15%       48.00%       143.75%
Dividend yield (annualized)***                         2.87          2.91         2.70          2.51
P/E ratio                                             22.52         20.23        23.05         25.11

Average basic shares o/s**                          659,454       659,385      656,373       632,454
Average diluted shares o/s**                        671,262       672,697      672,766       646,013
Ending common shares o/s**                          652,655       660,673      657,255       655,028

Common stock price:
  High                                               $37.00        $37.00       $38.75        $37.41
  Low                                                 29.38         28.50        32.69         28.47
  Close                                               36.25         32.97        35.50         36.66

Book value/common share                              $10.69        $10.95       $10.62        $10.36
Tangible book value/common share                       8.96          9.26         8.90          8.60
Fair value gain (loss) on securities
  included in equity/share                             $.42          $.54         $.54          $.57

Market to book value                                  339.1%        301.1%       334.3%        353.9%
Market capitalization of
  common stock                                      $23,659       $21,782      $23,333       $24,013

Common dividends declared                            $169.7        $158.7       $157.9        $150.8
Preferred dividends declared                             .5            .5          1.1             -

*      Excludes merger charges
**     In thousands
***    Based on quarter-end stock price
n/a -  Not applicable



                                                             UNAUDITED

                                                     NATIONAL CITY CORPORATION
                                                    CAPITALIZATION (PERIOD END)
                                               ($ IN MILLIONS, EXCEPT PER SHARE DATA)


----------------------------------------------------------------------------------------------------------

                                                                         2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------
FUNDING
------------------------------------------------

LONG-TERM DEBT (NET OF DISCOUNT):
Total parent company debt                           $1,960.5      $1,960.9      $1,960.5       $2,060.3
Subsidiary debt:
  Subordinated debt                                  1,118.8       1,118.6       1,118.4        1,119.2
  Senior bank notes                                 11,654.3       9,495.0      10,140.8       10,790.6
  Capital securities                                   180.0         180.0         180.0          180.0
  FHLB advances and other                            3,231.2       2,881.1       2,757.2        2,833.0
                                                 -------------------------------------------------------
    Total subsidiary debt                           16,184.3      13,674.7      14,196.4       14,922.8
                                                 -------------------------------------------------------
  TOTAL LONG-TERM DEBT                             $18,144.8     $15,635.6     $16,156.9      $16,983.1
                                                 =======================================================

BORROWED FUNDS:

U.S. Treasury demand notes                            $413.9      $1,583.2      $6,168.4       $4,304.1
Commercial paper                                       368.6         505.2         784.7        1,219.9
Other                                                  121.2         194.9          21.7           16.8
                                                 -------------------------------------------------------
    TOTAL BORROWED FUNDS                              $903.7      $2,283.3      $6,974.8       $5,540.8
                                                 =======================================================

STOCKHOLDERS' EQUITY
------------------------------------------------
Preferred stock                                        $30.0         $30.0         $30.0          $30.0
Common stock                                         6,740.0       6,437.4       6,103.5        5,887.6
                                                 -------------------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                        $6,770.0      $6,467.4      $6,133.5       $5,917.6
                                                 =======================================================

FAS 115 adjustment, net of tax                         $60.6        ($96.9)      ($258.3)       ($286.6)

INTANGIBLE ASSETS
------------------------------------------------
Goodwill                                            $1,124.0      $1,157.0      $1,175.9       $1,193.1
Core deposit intangible                                 43.7          46.2          48.8           51.4
Purchased credit card relationships                      3.8           4.6           5.5            6.4
Other intangibles                                       29.8          31.1          32.3           33.4
                                                 -------------------------------------------------------
  TOTAL INTANGIBLE ASSETS                           $1,201.3      $1,238.9      $1,262.5       $1,284.3
                                                 =======================================================

RISK-BASED CAPITAL *
------------------------------------------------
Tier 1 capital                                      $5,554.5      $5,554.7      $5,357.6       $5,147.4
Total risk-based capital                             9,108.8       9,157.7       8,977.0        8,645.5
Risk-weighted assets                                80,326.1      76,208.6      75,250.1       73,892.2

Tier 1 capital ratio                                    6.91%         7.29%         7.12%          6.97%
Total risk-based capital ratio                         11.34         12.03         11.93          11.70
Leverage ratio                                          6.60          6.67          6.23           6.05

STOCK REPURCHASE ACTIVITY
-------------------------------------------------
Number of shares repurchased                              .1            .2             -            2.2
Average price of repurchased shares                   $21.02        $20.60             -         $21.93
Total cost                                               2.2           5.1             -           47.1
Shares remaining under authorization                    24.9          25.0          25.2           25.2

SELECTED RATIOS AND OTHER
-------------------------------------------------
Debt to equity                                        268.02%       241.76%       263.42%        286.99%
Debt to total capitalization                           72.83         70.74         72.48          74.16
Equity to assets                                        7.65          7.60          7.25           6.81
Common equity to assets                                 7.61          7.57          7.21           6.78
Equity to assets (tangible)*                            6.38          6.24          5.84           5.41
Common equity to assets (tangible)*                     6.34          6.20          5.81           5.38

Minority interest                                      $46.6         $44.6         $42.8          $41.2
                                                                            1999
                                                   -------------------------------------------------------

                                                     4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   -------------------------------------------------------
FUNDING
------------------------------------------------

LONG-TERM DEBT (NET OF DISCOUNT):
Total parent company debt                             $2,060.1      $2,124.9       $2,126.2      $1,428.1
Subsidiary debt:
  Subordinated debt                                    1,119.2       1,119.1        1,118.9       1,118.8
  Senior bank notes                                    8,918.6       8,718.4        7,527.3       6,987.1
  Capital securities                                     180.0         180.0          180.0         679.9
  FHLB advances and other                              2,760.1       2,662.6        2,364.9       2,465.1
                                                   -------------------------------------------------------
    Total subsidiary debt                             12,977.9      12,680.1       11,191.1      11,250.9
                                                   -------------------------------------------------------
  TOTAL LONG-TERM DEBT                               $15,038.0     $14,805.0      $13,317.3     $12,679.0
                                                   =======================================================

BORROWED FUNDS:

U.S. Treasury demand notes                            $9,228.2      $4,562.6       $2,912.0        $895.6
Commercial paper                                         313.4         450.0          918.0         950.7
Other                                                    231.0         694.8          665.8         994.7
                                                   ------------   ----------------------------------------
    TOTAL BORROWED FUNDS                              $9,772.6      $5,707.4       $4,495.8      $2,841.0
                                                   =======================================================

STOCKHOLDERS' EQUITY
------------------------------------------------
Preferred stock                                          $30.2         $30.5          $30.5         $30.5
Common stock                                           5,697.5       5,883.8        5,836.7       6,226.4
                                                   --------------------------   --------------------------
  TOTAL STOCKHOLDERS' EQUITY                          $5,727.7      $5,914.3       $5,867.2      $6,256.9
                                                   =======================================================

FAS 115 adjustment, net of tax                         ($179.4)       ($62.1)         $20.3        $200.5

INTANGIBLE ASSETS
------------------------------------------------
Goodwill                                              $1,210.4      $1,174.4         $962.4      $1,025.3
Core deposit intangible                                   54.0          56.5           59.1          61.7
Purchased credit card relationships                        7.2           8.1           11.1          12.1
Other intangibles                                         34.8          15.6            4.6           4.8
                                                   --------------------------   --------------------------
  TOTAL INTANGIBLE ASSETS                             $1,306.4      $1,254.6       $1,037.2      $1,103.9
                                                   =======================================================

RISK-BASED CAPITAL *
------------------------------------------------
Tier 1 capital                                        $4,828.0      $4,948.6       $5,037.6      $5,152.9
Total risk-based capital                               8,190.2       8,379.6        8,544.2       8,388.6
Risk-weighted assets                                  73,027.4      71,837.8       70,518.1      70,157.2

Tier 1 capital ratio                                      6.61%         6.89%          7.14%         7.34%
Total risk-based capital ratio                           11.22         11.66          12.12         11.96
Leverage ratio                                            5.72          6.07           6.06          6.13

STOCK REPURCHASE ACTIVITY
-------------------------------------------------
Number of shares repurchased                              10.8           2.7           12.7          26.4
Average price of repurchased shares                     $24.56        $30.88         $34.24        $35.07
Total cost                                               261.8          84.8          435.9         927.6
Shares remaining under authorization                      27.4           8.2           10.9          23.6

SELECTED RATIOS AND OTHER
-------------------------------------------------
Debt to equity                                          262.55%       250.33%        226.98%       202.64%
Debt to total capitalization                             72.42         71.46          69.42         66.96
Equity to assets                                          6.57          6.95           6.98          7.44
Common equity to assets                                   6.54          6.92           6.95          7.40
Equity to assets (tangible)*                              5.15          5.56           5.82          6.21
Common equity to assets (tangible)*                       5.12          5.52           5.78          6.17

Minority interest                                        $40.0         $38.7          $36.8         $35.3
                                                                              1998
                                                     ----------------------------------------------------

                                                      4TH QTR       3RD QTR      2ND QTR       1ST QTR
                                                     ----------------------------------------------------
FUNDING
------------------------------------------------

LONG-TERM DEBT (NET OF DISCOUNT):
Total parent company debt                              $1,129.2      $1,129.5     $1,130.4      $1,130.7
Subsidiary debt:
  Subordinated debt                                       821.7         821.7        821.6         821.5
  Senior bank notes                                     4,992.2       4,320.5      3,490.4       2,144.2
  Capital securities                                      679.9         679.9        679.9         679.9
  FHLB advances and other                               2,066.3       1,517.0      1,474.4       1,437.2
                                                     ----------------------------------------------------
    Total subsidiary debt                               8,560.1       7,339.1      6,466.3       5,082.8
                                                     ----------------------------------------------------
  TOTAL LONG-TERM DEBT                                 $9,689.3      $8,468.6     $7,596.7      $6,213.5
                                                     ====================================================

BORROWED FUNDS:

U.S. Treasury demand notes                               $753.5      $2,200.1     $3,300.7        $909.6
Commercial paper                                          392.9         246.8        299.7         326.0
Other                                                     971.5         675.7        729.9       1,526.6
                                                     ----------------------------------------------------
    TOTAL BORROWED FUNDS                               $2,117.9      $3,122.6     $4,330.3      $2,762.2
                                                     ====================================================

STOCKHOLDERS' EQUITY
------------------------------------------------
Preferred stock                                           $36.1         $36.6        $36.6         $37.0
Common stock                                            6,976.8       7,236.8      6,982.4       6,788.8
                                                     -----------  ------------  -----------   -----------
  TOTAL STOCKHOLDERS' EQUITY                           $7,012.9      $7,273.4     $7,019.0      $6,825.8
                                                     ====================================================

FAS 115 adjustment, net of tax                           $272.1        $353.8       $354.0        $373.8

INTANGIBLE ASSETS
------------------------------------------------
Goodwill                                               $1,043.3      $1,035.4     $1,045.4      $1,062.8
Core deposit intangible                                    64.2          66.8         69.4          71.9
Purchased credit card relationships                        13.0          14.0         15.0          15.9
Other intangibles                                           5.7           5.9          6.1           3.8
                                                     ----------------------------------------------------
  TOTAL INTANGIBLE ASSETS                              $1,126.2      $1,122.1     $1,135.9      $1,154.4
                                                     ====================================================

RISK-BASED CAPITAL *
------------------------------------------------
Tier 1 capital                                         $5,726.1      $5,941.9     $5,542.5      $5,584.7
Total risk-based capital                                8,493.7       8,561.4      8,143.2       8,206.3
Risk-weighted assets                                   72,060.5      67,417.2     65,906.5      64,383.0

Tier 1 capital ratio                                       7.95%         8.81%        8.41%         8.67%
Total risk-based capital ratio                            11.79         12.70        12.36         12.75
Leverage ratio                                             6.94          7.49         7.09          7.64

STOCK REPURCHASE ACTIVITY
-------------------------------------------------
Number of shares repurchased                               10.0             -            -             -
Average price of repurchased shares                      $34.77             -            -             -
Total cost                                                347.7             -            -             -
Shares remaining under authorization                       50.0             -            -             -

SELECTED RATIOS AND OTHER
-------------------------------------------------
Debt to equity                                           138.16%       116.43%      108.23%        91.03%
Debt to total capitalization                              58.01         53.80        51.98         47.65
Equity to assets                                           7.95          8.75         8.64          8.46
Common equity to assets                                    7.91          8.70         8.59          8.41
Equity to assets (tangible)*                               6.76          7.50         7.34          7.13
Common equity to assets (tangible)*                        6.72          7.46         7.30          7.08

Minority interest                                         $43.8         $43.2        $42.5         $42.4






* Period-end, less intangible assets.


                                                             UNAUDITED
                                                      NATIONAL CITY CORPORATION
                                                         NET INTEREST MARGIN

                                                                           2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------
Earning Assets
  Loans *                                               9.08%         9.05%         8.82%          8.56%
  Securities                                            6.35          6.33          6.35           6.38
  Short-term investments                                9.44          8.73          7.51           6.88
RATE ON EARNING ASSETS                                  8.74          8.67          8.41           8.14

INTEREST BEARING LIABILITIES
  Core deposits                                         4.71          4.58          4.32           4.10
  Purchased deposits                                    6.52          6.48          6.18           5.73
  Other purchased funding                               6.69          6.67          6.37           5.98
RATE ON INTEREST BEARING
     LIABILITIES                                        5.62          5.53          5.30           5.00

NET INTEREST SPREAD                                     3.12          3.14          3.11           3.14
Contribution of free funds                               .78           .76           .69            .65
                                                 -------------------------------------------------------
NET INTEREST MARGIN                                     3.90%         3.90%         3.80%          3.79%
                                                 =======================================================
                                                                             1999
                                                   -------------------------------------------------------

                                                     4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   -------------------------------------------------------
Earning Assets
  Loans *                                                 8.38%         8.23%          8.13%         8.14%
  Securities                                              6.33          6.32           6.22          6.38
  Short-term investments                                  6.58          5.83           5.15          5.22
RATE ON EARNING ASSETS                                    7.96          7.83           7.72          7.75

INTEREST BEARING LIABILITIES
  Core deposits                                           3.89          3.75           3.71          3.87
  Purchased deposits                                      5.41          5.00           4.79          4.77
  Other purchased funding                                 5.69          5.28           5.06          4.96
RATE ON INTEREST BEARING
     LIABILITIES                                          4.72          4.42           4.29          4.33

NET INTEREST SPREAD                                       3.24          3.41           3.43          3.42
Contribution of free funds                                 .63           .62            .61           .60
                                                   -------------------------------------------------------
NET INTEREST MARGIN                                       3.87%         4.03%          4.04%         4.02%
                                                   =======================================================

                                                                          1998
                                                  ----------------------------------------------------

                                                   4TH QTR       3RD QTR      2ND QTR       1ST QTR
                                                  ----------------------------------------------------
Earning Assets
  Loans *                                               8.20%         8.51%        8.58%         8.64%
  Securities                                            6.48          6.59         6.57          6.56
  Short-term investments                                4.69          6.45         6.47          7.22
RATE ON EARNING ASSETS                                  7.81          8.11         8.16          8.20

INTEREST BEARING LIABILITIES
  Core deposits                                         3.92          4.12         4.14          4.24
  Purchased deposits                                    4.98          5.37         5.37          5.42
  Other purchased funding                               5.16          5.68         5.71          5.81
RATE ON INTEREST BEARING
     LIABILITIES                                        4.38          4.65         4.66          4.67

NET INTEREST SPREAD                                     3.43          3.46         3.50          3.53
Contribution of free funds                               .57           .64          .65           .66
                                                  ----------------------------------------------------
NET INTEREST MARGIN                                     4.00%         4.10%        4.15%         4.19%
                                                  ====================================================





* Includes loans held for sale or securitization.

                                                                   NONINTEREST INCOME
                                                                     ($ IN MILLIONS)
                                                 -------------------------------------------------------
                                                                          2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------

Mortgage banking revenue                              $109.6        $110.5        $147.6         $111.3
Service charges on deposits                            113.0         115.4         108.1          106.3
Item processing revenue                                112.6         104.9         100.6           94.4
Trust and investment mgmt. fees                         81.1          79.8          90.1           83.6
Card-related fees                                       50.8          48.3          45.3           43.6
Service fees - other                                    24.3          24.0          30.9           24.3
Brokerage revenue                                       23.4          23.2          24.6           27.0
Trading income                                           6.0           2.8           4.2            5.2
All other                                               84.0          82.0         122.9           61.7
                                                 -------------------------------------------------------
  FEES AND OTHER INCOME                                604.8         590.9         674.3          557.4
Net securities gains (losses)                           50.7          27.5         (42.8)          21.5
                                                 -------------------------------------------------------
  TOTAL NONINTEREST INCOME                            $655.5        $618.4        $631.5         $578.9
                                                 =======================================================
                                                                              1999
                                                   -------------------------------------------------------

                                                     4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   -------------------------------------------------------

Mortgage banking revenue                                $126.0         $81.1          $89.2         $93.0
Service charges on deposits                              108.3         107.4          104.8          99.9
Item processing revenue                                   98.5          91.5          105.1         121.7
Trust and investment mgmt. fees                           82.3          81.1           80.7          81.8
Card-related fees                                         48.7          48.4           49.3          45.3
Service fees - other                                      21.4          22.7           21.4          24.9
Brokerage revenue                                         26.0          24.5           29.1          24.4
Trading income                                             5.2           5.6            3.5           3.5
All other                                                 62.9          66.3           60.5          96.4
                                                   -------------------------------------------------------
  FEES AND OTHER INCOME                                  579.3         528.6          543.6         590.9
Net securities gains (losses)                             37.1          20.3           57.3          23.7
                                                   -------------------------------------------------------
  TOTAL NONINTEREST INCOME                              $616.4        $548.9         $600.9        $614.6
                                                   =======================================================
                                                                             1998
                                                    ----------------------------------------------------

                                                    4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                    ----------------------------------------------------

Mortgage banking revenue                                 $89.3         $79.4        $97.2         $61.3
Service charges on deposits                               98.6          98.5         96.1          91.7
Item processing revenue                                  130.0         124.3        117.7         112.5
Trust and investment mgmt. fees                           79.8          74.6         79.7          77.0
Card-related fees                                         48.5          56.4         49.4          46.9
Service fees - other                                      20.1          24.3         24.3          23.2
Brokerage revenue                                         21.8          20.5         25.9          22.3
Trading income                                             6.0           5.5          5.0           6.0
All other                                                 82.2          72.0         58.8          52.9
                                                    ----------------------------------------------------
  FEES AND OTHER INCOME                                  576.3         555.5        554.1         493.8
Net securities gains (losses)                             49.3          64.4         19.7           1.1
                                                    ----------------------------------------------------
  TOTAL NONINTEREST INCOME                              $625.6        $619.9       $573.8        $494.9
                                                    ====================================================




                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------

                                                                         2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------

Salaries, benefits and other personnel                $413.1        $406.0        $401.3         $406.9
Equipment                                               58.0          56.0          57.8           57.7
Net occupancy                                           52.0          52.7          51.8           52.7
Third-party services                                    52.6          51.2          48.5           45.1
Card-related fees                                       48.6          40.4          40.5           38.2
Intangibles amortization                                21.9          22.0          22.0           22.1
Marketing and public relations                          18.8          18.8          23.4           22.7
Telephone                                               22.1          20.5          18.4           20.3
Postage                                                 17.1          18.2          18.7           17.6
Supplies                                                12.3          11.5          13.0           13.0
Travel and entertainment                                16.0          14.8          15.1           13.6
State and local taxes                                   10.4          12.9           8.1            7.7
FDIC assessments                                         2.5           2.5           2.5            2.2
OREO expense, net                                         .8            .5            .5             .5
All other                                              108.2          57.3          63.5           38.8
                                                 -------------------------------------------------------
 NONINTEREST EXPENSE                                   854.4         785.3         785.1          759.1
Merger charges                                             -             -             -              -
                                                 -------------------------------------------------------
 TOTAL NONINTEREST EXPENSE                            $854.4        $785.3        $785.1         $759.1
                                                 =======================================================

MEMO: FTE employees                                   36,097        36,766        37,704         37,458
                                                                          1999
                                                  -------------------------------------------------------

                                                    4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                  -------------------------------------------------------

Salaries, benefits and other personnel                 $400.3        $367.7         $389.6        $400.8
Equipment                                                56.5          47.6           52.9          52.8
Net occupancy                                            49.8          48.9           49.3          54.1
Third-party services                                     49.7          49.3           48.5          45.6
Card-related fees                                        40.4          37.3           38.0          33.6
Intangibles amortization                                 21.1          19.2           17.6          17.5
Marketing and public relations                           23.3          15.6           14.8          10.8
Telephone                                                20.3          15.1           19.6          19.0
Postage                                                  17.8          16.2           18.1          18.5
Supplies                                                 13.6          13.4           11.8          16.5
Travel and entertainment                                 14.6          12.6           12.7          11.9
State and local taxes                                    14.5          13.0           12.4          12.8
FDIC assessments                                          2.6           1.4            1.7           2.4
OREO expense, net                                         1.3           2.0            1.2           (.9)
All other                                                54.3          46.6           69.1          43.8
                                                  -------------------------------------------------------
 NONINTEREST EXPENSE                                    780.1         705.9          757.3         739.2
Merger charges                                              -             -              -             -
                                                  -------------------------------------------------------
 TOTAL NONINTEREST EXPENSE                             $780.1        $705.9         $757.3        $739.2
                                                  =======================================================

MEMO: FTE employees                                    38,054        37,267         37,804        39,742
                                                                          1998
                                                    ----------------------------------------------------

                                                    4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                    ----------------------------------------------------

Salaries, benefits and other personnel                  $405.1        $409.3       $396.6        $383.8
Equipment                                                 58.6          51.1         51.5          51.7
Net occupancy                                             52.6          51.7         49.7          48.7
Third-party services                                      55.2          70.1         51.4          49.6
Card-related fees                                         38.1          29.8         39.6          31.9
Intangibles amortization                                  18.3          17.9         17.8          11.2
Marketing and public relations                            14.8          14.7         16.9          17.2
Telephone                                                 22.6          18.5         17.7          16.2
Postage                                                   18.9          18.3         19.6          18.9
Supplies                                                  18.9          16.4         15.2          15.3
Travel and entertainment                                  13.9          13.8         13.0          11.9
State and local taxes                                     11.2          13.5         11.5           9.5
FDIC assessments                                           2.1           1.9           .6           2.2
OREO expense, net                                          1.3           1.9          3.6           2.2
All other                                                 35.2          53.5         44.5          29.0
                                                    ----------------------------------------------------
 NONINTEREST EXPENSE                                     766.8         782.4        749.2         699.3
Merger charges                                           104.7             -            -         274.7
                                                    ----------------------------------------------------
 TOTAL NONINTEREST EXPENSE                              $871.5        $782.4       $749.2        $974.0
                                                    ====================================================

MEMO: FTE employees                                     41,218        42,005       43,005        41,056




                                                              UNAUDITED

                                                     NATIONAL CITY CORPORATION
                                              LOAN LOSS ALLOWANCE AND NET CHARGE-OFFS
                                                          ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------

                                                                           2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------
LOAN LOSS ALLOWANCE
------------------------------------------------

Beginning loan loss allowance                         $945.5        $970.3        $970.6         $970.5
Provision                                               81.4          70.4          68.7           66.3
Reserves acquired (sold or securitized)                (17.1)        (25.0)          (.3)             -
Net charge-offs:
  Commercial                                            23.6          15.0          21.4           18.5
  Real estate - commercial                               1.2            .7           2.4           (1.4)
  Real estate - residential                              6.4           6.0           5.9            5.2
  Consumer                                              26.8          26.3          17.9           23.4
  Credit card                                           21.7          21.9          19.8           20.0
  Home equity                                            1.5            .3           1.3             .4
                                                 ----------------------------------------   ------------
Total net charge-offs                                   81.2          70.2          68.7           66.2
                                                 -------------------------------------------------------
Ending loan loss allowance                            $928.6        $945.5        $970.3         $970.6
                                                 =======================================================

MEMO:

Net charge-offs on securitized credit card
  balances                                              $6.7          $2.5          $3.2           $4.4

NET CHARGE-OFFS AS A
% OF LOANS (annualized)
------------------------------------------------
Commercial                                               .36%          .24%          .35%           .32%
Real estate - commercial                                 .07           .04           .16           (.09)
Real estate - residential                                .20           .21           .21            .18
Consumer                                                 .88           .86           .52            .65
Credit card                                             3.62          3.51          3.16           3.45
Home equity                                              .13           .03           .13            .04
                                                 -------------------------------------------------------
  TOTAL NET CHARGE-OFFS                                  .50%          .45%          .44%           .44%
                                                 =======================================================

MEMO:
Securitized credit card portfolio                       3.89%         2.20%         4.01%          4.04%
                                                                              1999
                                                   -------------------------------------------------------

                                                     4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   -------------------------------------------------------
LOAN LOSS ALLOWANCE
------------------------------------------------

Beginning loan loss allowance                           $970.7        $970.2         $970.3        $970.2
Provision                                                 66.6          55.5           59.6          68.0
Reserves acquired (sold or securitized)                    (.2)          (.1)            .3            .1
Net charge-offs:
  Commercial                                              15.2          11.9           25.1           9.5
  Real estate - commercial                                  .4            .5           (2.7)            -
  Real estate - residential                                5.4           3.7            2.2           3.7
  Consumer                                                25.3          20.1           14.6          32.1
  Credit card                                             19.6          18.5           19.7          21.8
  Home equity                                               .7            .2            1.0           1.0
                                                   -------------------------------------------------------
Total net charge-offs                                     66.6          54.9           60.0          68.0
                                                   -------------------------------------------------------
Ending loan loss allowance                              $970.5        $970.7         $970.2        $970.3
                                                   =======================================================

MEMO:
Net charge-offs on securitized credit card
  balances                                                $5.4          $5.8           $8.1          $8.6

NET CHARGE-OFFS AS A
% OF LOANS (annualized)
------------------------------------------------
Commercial                                                 .26%          .21%           .45%          .17%
Real estate - commercial                                   .03           .03           (.17)          .00
Real estate - residential                                  .21           .15            .09           .15
Consumer                                                   .71           .58            .41           .95
Credit card                                               3.50          3.52           4.05          4.83
Home equity                                                .08           .03            .12           .13
                                                   -------------------------------------------------------
  TOTAL NET CHARGE-OFFS                                    .45%          .38%           .42%          .48%
                                                   =======================================================

MEMO:
Securitized credit card portfolio                         4.30%         4.21%          5.11%         4.82%
                                                                             1998
                                                    ----------------------------------------------------

                                                    4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                    ----------------------------------------------------
LOAN LOSS ALLOWANCE
------------------------------------------------

Beginning loan loss allowance                           $975.1        $976.5       $976.5        $941.9
Provision                                                 56.9          45.2         43.0          56.3
Reserves acquired (sold or securitized)                   (1.9)         (1.4)           -          30.7
Net charge-offs:
  Commercial                                              10.7           1.1          1.9           4.6
  Real estate - commercial                                   -           1.3          1.5           (.8)
  Real estate - residential                                5.3           3.9          3.1           3.7
  Consumer                                                23.4          20.9         15.3          23.2
  Credit card                                             19.4          16.7         19.7          20.1
  Home equity                                              1.0           1.3          1.5           1.6
                                                    ----------------------------------------------------
Total net charge-offs                                     59.9          45.2         43.0          52.4
                                                    ----------------------------------------------------
Ending loan loss allowance                              $970.2        $975.1       $976.5        $976.5
                                                    ====================================================

MEMO:
Net charge-offs on securitized credit card
  balances                                               $10.1         $10.7        $12.3         $12.0

NET CHARGE-OFFS AS A
% OF LOANS (annualized)
------------------------------------------------
Commercial                                                 .20%          .02%         .04%          .10%
Real estate - commercial                                   .00           .08          .10          (.06)
Real estate - residential                                  .19           .15          .12           .14
Consumer                                                   .69           .64          .50           .80
Credit card                                               4.24          3.64         4.23          4.14
Home equity                                                .11           .17          .20           .21
                                                    ----------------------------------------------------
  TOTAL NET CHARGE-OFFS                                    .42%          .33%         .32%          .41%
                                                    ====================================================

MEMO:
Securitized credit card portfolio                         4.94%         4.92%        5.69%         5.62%

                              NONPERFORMING ASSETS
                                ($ IN MILLIONS)




----------------------------------------------------------------------------------------------------------
                                                                         2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------
NONPERFORMING ASSETS
------------------------------------------------
Commercial                                            $183.2        $170.8        $155.5         $138.6
Commercial real estate                                  67.0          69.3          75.5           76.2
Residential real estate                                118.8          97.5          82.7           76.0
                                                 -------------------------------------------------------
  Total nonperforming loans                            369.0         337.6         313.7          290.8
Other real estate owned                                 33.3          27.7          25.6           23.3
                                                 -------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                          $402.3        $365.3        $339.3         $314.1
                                                 =======================================================

Loans 90 days past due                                $341.8        $310.3        $249.4         $250.0
                                                 =======================================================

Renegotiated loans*:
  Commercial                                             $.1           $.2           $.2            $.2
  Real estate related                                     .2            .2            .2            1.7
                                                 -------------------------------------------------------
    Total renegotiated loans                             $.3           $.4           $.4           $1.9
                                                 =======================================================

NPAs to loans + OREO                                     .61%          .57%          .55%           .51%
NPAs to total assets                                     .45           .43           .40            .36
LLA to nonperforming loans                            251.65        280.07        309.32         333.80
Loan loss allowance to loans                            1.42          1.49          1.58           1.57
                                                                             1999
                                                   -------------------------------------------------------

                                                     4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   -------------------------------------------------------
NONPERFORMING ASSETS
------------------------------------------------
Commercial                                              $130.4        $106.9         $100.1        $122.6
Commercial real estate                                    68.5          60.4           63.9          63.2
Residential real estate                                   70.3          68.8           58.8          56.7
                                                   -------------------------------------------------------
  Total nonperforming loans                              269.2         236.1          222.8         242.5
Other real estate owned                                   19.9          23.9           26.7          29.4
                                                   -------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                            $289.1        $260.0         $249.5        $271.9
                                                   =======================================================

Loans 90 days past due                                  $230.0        $244.0         $199.6        $223.2
                                                   =======================================================

Renegotiated loans*:
  Commercial                                               $.2           $.2            $.3           $.3
  Real estate related                                      1.8           2.3            2.4           2.5
                                                   -------------------------------------------------------
    Total renegotiated loans                              $2.0          $2.5           $2.7          $2.8
                                                   =======================================================

NPAs to loans + OREO                                       .48%          .45%           .44%          .47%
NPAs to total assets                                       .33           .31            .30           .32
LLA to nonperforming loans                              360.51        411.14         435.46        400.14
Loan loss allowance to loans                              1.61          1.67           1.69          1.69
                                                                           1998
                                                   ----------------------------------------------------

                                                   4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                   ----------------------------------------------------
NONPERFORMING ASSETS
------------------------------------------------
Commercial                                              $97.8         $92.8       $100.4        $110.8
Commercial real estate                                   66.1          66.5         64.1          67.9
Residential real estate                                  54.7          62.6         60.5          65.3
                                                   ----------------------------------------------------
  Total nonperforming loans                             218.6         221.9        225.0         244.0
Other real estate owned                                  29.9          30.5         32.0          37.1
                                                   ----------------------------------------------------
  TOTAL NONPERFORMING ASSETS                           $248.5        $252.4       $257.0        $281.1
                                                   ====================================================

Loans 90 days past due                                 $209.5        $170.8       $142.5        $146.0
                                                   ====================================================

Renegotiated loans*:
  Commercial                                              $.4           $.4          $.4           $.4
  Real estate related                                     2.6           2.6          2.5           4.0

    Total renegotiated loans                             $3.0          $3.0         $2.9          $4.4
                                                   ====================================================

NPAs to loans + OREO                                      .43%          .45%         .47%          .52%
NPAs to total assets                                      .28           .30          .32           .35
LLA to nonperforming loans                             443.82        439.43       434.00        400.20
Loan loss allowance to loans                             1.67          1.74         1.78          1.80

*      Renegotiated loans are included in nonperforming loans.


                                  UNAUDITED
                          NATIONAL CITY CORPORATION
                              DELIVERY CHANNELS

----------------------------------------------------------------------------------------------------------

                                                                         2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------
BANK BRANCHES
------------------------------------------------

Traditional                                              654           693           763            833
Limited service                                           75            74            76             77
In-store                                                  83            85            92             92
Bank express                                             395           355           290            233
                                                 -------------------------------------------------------
    TOTAL BANK BRANCHES                                1,207         1,207         1,221          1,235
                                                 =======================================================

ATMS                                                   1,670         1,692         1,729          1,743

ONLINE BANKING CUSTOMERS                             108,142        85,344        56,195         28,499

                                                                             1999
                                                   -------------------------------------------------------

                                                     4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   -------------------------------------------------------
BANK BRANCHES
------------------------------------------------

Traditional                                                861           887            945           995
Limited service                                             77            83             92            88
In-store                                                    97            97             98           111
Bank express                                               206           183            131            94
                                                   -------------------------------------------------------
    TOTAL BANK BRANCHES                                  1,241         1,250          1,266         1,288
                                                   =======================================================

ATMS                                                     1,845         1,905          1,952         1,974

ONLINE BANKING CUSTOMERS                                23,175        20,881         18,218        16,344


                                                                            1998
                                                    ----------------------------------------------------

                                                    4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                    ----------------------------------------------------
BANK BRANCHES
------------------------------------------------

Traditional                                              1,016         1,035        1,076       n/a
Limited service                                             89           120          121       n/a
In-store                                                   114            90           89       n/a
Bank express                                                82            80           68       n/a
                                                    ----------------------------------------------------
    TOTAL BANK BRANCHES                                  1,301         1,325        1,354       n/a
                                                    ====================================================

ATMS                                                     2,012           n/a          n/a       n/a

ONLINE BANKING CUSTOMERS                                   n/a           n/a          n/a       n/a


n/a - Not available

                                                             UNAUDITED
                                                          MORTGAGE BANKING
                                                          ($ IN MILLIONS)


----------------------------------------------------------------------------------------------------------

                                                                          2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------
REVENUE COMPONENTS
------------------------------------------------

Servicing                                              $12.4         $20.3         $22.2          $26.0
Conforming origination and sales                        89.0          83.6          79.4           68.4
Nonconforming origination and sales                      7.8           6.3          21.7           16.7
Other                                                     .4            .3          24.3             .2
                                                 -------------------------------------------------------
TOTAL MORTGAGE BANKING REVENUE                        $109.6        $110.5        $147.6         $111.3
                                                 =======================================================

PRODUCTION DATA
------------------------------------------------

Conforming originations                               $5,801        $5,647        $5,422         $3,810
Nonconforming originations                               212           321           629            481
                                                 -------------------------------------------------------
TOTAL LOANS ORIGINATED FOR SALE                       $6,013        $5,968        $6,051         $4,291
                                                 =======================================================

Conforming sales to secondary market                  $5,137        $5,721        $3,741         $3,691
Nonconforming whole loan sales                           356           299           670            672
                                                 -------------------------------------------------------
  TOTAL MORTGAGE SALES                                $5,493        $6,020        $4,411         $4,363
                                                 =======================================================

MEMO:

Total First Franklin nonconforming
    loan originations                                 $1,025        $1,187        $1,204         $1,063

SERVICING DATA
------------------------------------------------

Mortgage loans serviced for third parties            $57,366       $53,452       $52,505        $48,574

Carrying value of mortgage servicing
  rights                                              $999.7        $976.4        $948.7         $876.6

                                                                              1999
                                                   -------------------------------------------------------

                                                     4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   -------------------------------------------------------
REVENUE COMPONENTS
------------------------------------------------

Servicing                                                $16.5         $16.0          $13.5         $14.3
Conforming origination and sales                          68.8          62.6           75.1          77.0
Nonconforming origination and sales                       40.6           2.1              -             -
Other                                                       .1            .4             .6           1.7
                                                   -------------------------------------------------------
TOTAL MORTGAGE BANKING REVENUE                          $126.0         $81.1          $89.2         $93.0
                                                   =======================================================

PRODUCTION DATA
------------------------------------------------

Conforming originations                                 $3,795        $3,448         $4,414        $4,444
Nonconforming originations                               1,241           467              -             -
                                                   -------------------------------------------------------
TOTAL LOANS ORIGINATED FOR SALE                         $5,036        $3,915         $4,414        $4,444
                                                   =======================================================

Conforming sales to secondary market                    $2,880        $3,858         $4,529        $5,796
Nonconforming whole loan sales                           1,506            50              -             -
                                                   -------------------------------------------------------
  TOTAL MORTGAGE SALES                                  $4,386        $3,908         $4,529        $5,796
                                                   =======================================================

MEMO:

Total First Franklin nonconforming
    loan originations                                   $1,343          $467              -             -

SERVICING DATA
------------------------------------------------

Mortgage loans serviced for third parties              $46,704       $44,376        $41,339       $38,840

Carrying value of mortgage servicing
  rights                                                $785.0        $753.7         $683.2        $632.4

                                                                             1998
                                                    ----------------------------------------------------

                                                    4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                    ----------------------------------------------------
REVENUE COMPONENTS
------------------------------------------------

Servicing                                                $18.9         $14.4         $8.7          $1.7
Conforming origination and sales                          69.7          67.5         87.3          58.9
Nonconforming origination and sales                          -             -            -             -
Other                                                       .7          (2.5)         1.2            .7
                                                    ----------------------------------------------------
TOTAL MORTGAGE BANKING REVENUE                           $89.3         $79.4        $97.2         $61.3
                                                    ====================================================

PRODUCTION DATA
------------------------------------------------

Conforming originations                                    n/a           n/a          n/a           n/a
Nonconforming originations                                 n/a           n/a          n/a           n/a
                                                    ----------------------------------------------------
TOTAL LOANS ORIGINATED FOR SALE                            n/a           n/a          n/a           n/a
                                                    ====================================================

Conforming sales to secondary market                       n/a           n/a          n/a           n/a
Nonconforming whole loan sales                             n/a           n/a          n/a           n/a
                                                    ----------------------------------------------------
  TOTAL MORTGAGE SALES                                     n/a           n/a          n/a           n/a
                                                    ====================================================

MEMO:

Total First Franklin nonconforming
    loan originations                                        -             -            -             -

SERVICING DATA
------------------------------------------------

Mortgage loans serviced for third parties              $35,298       $32,699      $30,487       $27,296

Carrying value of mortgage servicing
  rights                                                $564.0        $461.5       $413.1        $334.7


n/a - Not available



                                   UNAUDITED
                                 TRUST ASSETS
                                ($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------

                                                                         2000
                                                 -------------------------------------------------------

                                                   4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                 -------------------------------------------------------
TRUST ASSETS
------------------------------------------------

Managed assets *                                     $68,040       $66,473       $66,951        $63,239
Non-managed assets                                    77,833        79,960        79,445         79,002
                                                 -------------------------------------------------------
  TOTAL ASSETS UNDER ADMINISTRATION                 $145,873      $146,433      $146,396       $142,241
                                                 =======================================================
PROPRIETARY MUTUAL FUND ASSETS                       $16,852       $16,204       $16,212        $16,600
                                                 =======================================================

                                                                             1999
                                                   -------------------------------------------------------

                                                     4TH QTR       3RD QTR        2ND QTR       1ST QTR
                                                   -------------------------------------------------------
TRUST ASSETS
------------------------------------------------

Managed assets *                                       $63,645       $60,283        $62,641       $61,857
Non-managed assets                                      78,501        76,110         76,824        71,631
                                                   -------------------------------------------------------
  TOTAL ASSETS UNDER ADMINISTRATION                   $142,146      $136,393       $139,465      $133,488
                                                   =======================================================
PROPRIETARY MUTUAL FUND ASSETS                         $16,700       $15,800        $16,300       $15,600
                                                   =======================================================
                                                                         1998
                                                    ----------------------------------------------------

                                                    4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                    ----------------------------------------------------
TRUST ASSETS
------------------------------------------------

Managed assets *                                       $60,292           n/a          n/a           n/a
Non-managed assets                                      74,735           n/a          n/a           n/a
                                                    ----------------------------------------------------
  TOTAL ASSETS UNDER ADMINISTRATION                   $135,027           n/a          n/a           n/a
                                                    ====================================================
PROPRIETARY MUTUAL FUND ASSETS                         $16,500           n/a          n/a           n/a
                                                    ====================================================


* Includes proprietary mutual fund assets.

n/a - Not available


                                                             UNAUDITED
                                                     NATIONAL CITY CORPORATION
                                                      LINE OF BUSINESS RESULTS
                                                          ($ IN THOUSANDS)


                                                                       2000
                                         ----------------------------------------------------------------

                                            4TH QTR          3RD QTR         2ND QTR          1ST QTR
                                         ----------------------------------------------------------------

RETAIL SALES AND DISTRIBUTION

Net interest income (TE)                      $ 369,890       $ 373,844       $ 371,198        $ 368,632
Provision for loan losses                        10,569          14,221           9,640            9,153
                                         ----------------------------------------------------------------

Net interest income after provision             359,321         359,623         361,558          359,479
Noninterest income                              141,726         142,537         135,535          129,033
Noninterest expense                             287,134         291,447         281,199          283,368
                                         ----------------------------------------------------------------

Income before taxes                             213,913         210,713         215,894          205,144
Income tax expense and TE adjustment             81,981          80,780          82,723           78,692
                                         ----------------------------------------------------------------

Net income                                    $ 131,932       $ 129,933       $ 133,171        $ 126,452
                                         ================================================================

Intersegment revenue                            $ 3,176         $ 3,709         $ 3,109          $ 4,322

Average assets (in millions)                   $ 15,765        $ 15,628        $ 16,484         $ 16,553

CORPORATE BANKING

Net interest income (TE)                      $ 248,662       $ 243,941       $ 232,138        $ 219,954
Provision for loan losses                        21,121          10,543          22,352           15,443
                                         ----------------------------------------------------------------

Net interest income after provision             227,541         233,398         209,786          204,511
Noninterest income                               54,705          56,752          60,193           53,943
Noninterest expense                             103,593         104,675          99,071          103,383
                                         ----------------------------------------------------------------

Income before taxes                             178,653         185,475         170,908          155,071
Income tax expense and TE adjustment             67,407          69,965          64,501           58,563
                                         ----------------------------------------------------------------

Net income                                    $ 111,246       $ 115,510       $ 106,407         $ 96,508
                                         ================================================================

Intersegment revenue                                  -               -               -                -

Average assets (in millions)                   $ 29,828        $ 28,836        $ 27,699         $ 26,887

CONSUMER FINANCE

Net interest income (TE)                      $ 164,822       $ 156,677       $ 158,220        $ 156,777
Provision for loan losses                        52,418          44,985          37,531           44,999
                                         ----------------------------------------------------------------

Net interest income after provision             112,404         111,692         120,689          111,778
Noninterest income                               32,551          30,124         119,457           39,739
Noninterest expense                             134,910          91,538         115,052           95,568
                                         ----------------------------------------------------------------

Income before taxes                              10,045          50,278         125,094           55,949
Income tax expense and TE adjustment              3,867          18,956          47,012           21,081
                                         ----------------------------------------------------------------

Net income                                      $ 6,178        $ 31,322        $ 78,082         $ 34,868
                                         ================================================================

RESTRUCTURING ITEMS (PRE-TAX)

Gain on sale of student loans                         -               -        $ 74,216                -
Consumer Finance realignment                    (43,960)              -               -                -
                                         ----------------------------------------------------------------

Total                                         $ (43,960)            $ -        $ 74,216              $ -
                                         ================================================================

RESTRUCTURING ITEMS (AFTER-TAX)

Gain on sale of student loans                         -               -        $ 48,240                -
Consumer Finance realignment                    (28,574)              -               -                -
                                         ----------------------------------------------------------------

Total                                         $ (28,574)            $ -        $ 48,240              $ -
                                         ================================================================

Intersegment revenue                                  -               -               -                -

Average assets (in millions)                   $ 19,332        $ 17,951        $ 18,696         $ 18,376

ASSET MANAGEMENT

Net interest income (TE)                       $ 26,216        $ 25,782        $ 25,009         $ 23,904
Provision for loan losses                         3,475           2,951           2,317              890
                                         ----------------------------------------------------------------

Net interest income after provision              22,741          22,831          22,692           23,014
Noninterest income                              116,342         113,598         125,340          121,033
Noninterest expense                              82,394          83,515          83,462           88,432
                                         ----------------------------------------------------------------

Income before taxes                              56,689          52,914          64,570           55,615
Income tax expense and TE adjustment             20,835          19,552          23,943           20,686
                                         ----------------------------------------------------------------

Net income                                     $ 35,854        $ 33,362        $ 40,627         $ 34,929
                                         ================================================================

Intersegment revenue                            $ 6,854         $ 7,356         $ 6,847          $ 7,542

Average assets (in millions)                    $ 2,795         $ 2,636         $ 2,425          $ 2,373


                                                                     1999                                         YTD
                                          ---------------------------------------------------------   ----------------------------

                                             4TH QTR      3RD QTR         2ND QTR       1ST QTR            2000         1999
                                          ---------------------------------------------------------   ----------------------------

RETAIL SALES AND DISTRIBUTION

Net interest income (TE)                       $ 375,841   $ 373,226       $ 374,603     $ 366,913        $1,483,564   $1,490,583
Provision for loan losses                         10,262       9,988           6,426        12,567            43,583       39,243
                                          ---------------------------------------------------------   ----------------------------

Net interest income after provision              365,579     363,238         368,177       354,346         1,439,981    1,451,340
Noninterest income                               139,854     142,927         132,892       137,927           548,831      553,600
Noninterest expense                              292,116     295,665         285,736       295,740         1,143,148    1,169,257
                                          ---------------------------------------------------------   ----------------------------

Income before taxes                              213,317     210,500         215,333       196,533           845,664      835,683
Income tax expense and TE adjustment              80,719      79,656          81,518        74,474           324,176      316,367
                                          ---------------------------------------------------------   ----------------------------

Net income                                     $ 132,598   $ 130,844       $ 133,815     $ 122,059         $ 521,488    $ 519,316
                                          =========================================================   ============================

Intersegment revenue                             $ 1,333     $ 2,426         $ 2,190      $ 31,721          $ 14,316     $ 37,670

Average assets (in millions)                    $ 16,722    $ 16,769        $ 17,129      $ 18,444          $ 16,105     $ 17,260

CORPORATE BANKING

Net interest income (TE)                       $ 222,287   $ 215,139       $ 215,403     $ 212,475         $ 944,695    $ 865,304
Provision for loan losses                         15,371      10,249          21,914         7,654            69,459       55,188
                                          ---------------------------------------------------------   ----------------------------

Net interest income after provision              206,916     204,890         193,489       204,821           875,236      810,116
Noninterest income                                51,489      50,251          49,418        52,256           225,593      203,414
Noninterest expense                               97,951     100,811          97,634        94,984           410,722      391,380
                                          ---------------------------------------------------------   ----------------------------

Income before taxes                              160,454     154,330         145,273       162,093           690,107      622,150
Income tax expense and TE adjustment              59,726      57,482          54,114        60,352           260,436      231,674
                                          ---------------------------------------------------------   ----------------------------

Net income                                     $ 100,728    $ 96,848        $ 91,159     $ 101,741         $ 429,671    $ 390,476
                                          =========================================================   ============================

Intersegment revenue                                   -           -               -             -                 -            -

Average assets (in millions)                    $ 26,614    $ 25,862        $ 25,967      $ 25,855          $ 28,318     $ 26,076

CONSUMER FINANCE

Net interest income (TE)                       $ 152,811   $ 144,803       $ 148,296     $ 146,913         $ 636,496    $ 592,823
Provision for loan losses                         45,644      40,041          39,080        55,138           179,933      179,903
                                          ---------------------------------------------------------   ----------------------------

Net interest income after provision              107,167     104,762         109,216        91,775           456,563      412,920
Noninterest income                                68,302      31,661          24,436        21,129           221,871      145,528
Noninterest expense                              103,855      80,521          66,294        66,639           437,068      317,309
                                          ---------------------------------------------------------   ----------------------------

Income before taxes                               71,614      55,902          67,358        46,265           241,366      241,139
Income tax expense and TE adjustment              27,287      20,313          24,890        17,150            90,916       89,640
                                          ---------------------------------------------------------   ----------------------------

Net income                                      $ 44,327    $ 35,589        $ 42,468      $ 29,115         $ 150,450    $ 151,499
                                          =========================================================   ============================

RESTRUCTURING ITEMS (PRE-TAX)

Gain on sale of student loans                          -           -               -             -          $ 74,216            -
Consumer Finance realignment                           -           -               -             -           (43,960)           -
                                          ---------------------------------------------------------   ----------------------------

Total                                                $ -         $ -             $ -           $ -          $ 30,256          $ -
                                          =========================================================   ============================

RESTRUCTURING ITEMS (AFTER-TAX)

Gain on sale of student loans                          -           -               -             -          $ 48,240            -
Consumer Finance realignment                           -           -               -             -           (28,574)           -
                                          ---------------------------------------------------------   ----------------------------

Total                                                $ -         $ -             $ -           $ -          $ 19,666          $ -
                                          =========================================================   ============================

Intersegment revenue                                   -           -               -             -                 -            -

Average assets (in millions)                    $ 17,196    $ 15,585        $ 15,439      $ 14,933          $ 18,587     $ 15,794

ASSET MANAGEMENT

Net interest income (TE)                        $ 23,495    $ 22,709        $ 22,750      $ 21,113         $ 100,911     $ 90,067
Provision for loan losses                            801         476             220         1,036             9,633        2,533
                                          ---------------------------------------------------------   ----------------------------

Net interest income after provision               22,694      22,233          22,530        20,077            91,278       87,534
Noninterest income                               122,522     116,141         123,786       115,227           476,313      477,676
Noninterest expense                               82,509      82,629          84,863        84,189           337,803      334,190
                                          ---------------------------------------------------------   ----------------------------

Income before taxes                               62,707      55,745          61,453        51,115           229,788      231,020
Income tax expense and TE adjustment              22,902      20,414          22,433        18,717            85,016       84,466
                                          ---------------------------------------------------------   ----------------------------

Net income                                      $ 39,805    $ 35,331        $ 39,020      $ 32,398         $ 144,772    $ 146,554
                                          =========================================================   ============================

Intersegment revenue                             $ 8,476     $ 7,255         $ 9,612       $ 6,876          $ 28,599     $ 32,219

Average assets (in millions)                     $ 2,379     $ 2,348         $ 2,318       $ 2,204           $ 2,558      $ 2,313

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                                  2000
                                                    ----------------------------------------------------------------

                                                       4th Qtr          3rd Qtr         2nd Qtr          1st Qtr
                                                    ----------------------------------------------------------------


NATIONAL CITY MORTGAGE
Net interest income (TE)                                   $ 7,772        $ 12,843        $ 11,016          $ 8,056
Provision for loan losses                                        -               -               -                -
                                                    ----------------------------------------------------------------

Net interest income after provision                          7,772          12,843          11,016            8,056
Noninterest income                                          95,380          99,989         111,983           95,553
Noninterest expense                                         91,019          87,318          86,341           78,639
                                                    ----------------------------------------------------------------

Income before taxes                                         12,133          25,514          36,658           24,970
Income tax expense and TE adjustment                         4,697           9,725          13,935            9,521
                                                    ----------------------------------------------------------------

Net income                                                 $ 7,436        $ 15,789        $ 22,723         $ 15,449
                                                    ================================================================

Intersegment revenue                                       $ 2,443         $ 2,399         $ 2,675          $ 2,816

Average assets (in millions)                               $ 3,826         $ 3,980         $ 3,643          $ 2,779

NATIONAL PROCESSING

Net interest income (TE)                                   $ 2,566         $ 2,535         $ 2,228          $ 1,858
Provision for loan losses                                        -               -               -                -
                                                    ----------------------------------------------------------------

Net interest income after provision                          2,566           2,535           2,228            1,858
Noninterest income                                         113,772         106,599         102,794           96,281
Noninterest expense                                         99,724          87,975          87,788           82,693
                                                    ----------------------------------------------------------------

Income (loss) before taxes                                  16,614          21,159          17,234           15,446
Income tax expense and TE adjustment                         6,235           8,175           6,758            5,898
                                                    ----------------------------------------------------------------

Net income (loss)                                         $ 10,379        $ 12,984        $ 10,476          $ 9,548
                                                    ================================================================

RESTRUCTURING ITEMS (PRE-TAX)

Net gain (loss) on business line divestitures                    -               -               -                -
Facilities relocation                                            -               -               -                -
Goodwill and fixed asset impairment                       $ (7,072)              -               -                -
                                                    ----------------------------------------------------------------

Total                                                     $ (7,072)              -               -                -
                                                    ================================================================

RESTRUCTURING ITEMS (AFTER-TAX)

Net gain (loss) on business line divestitures                    -               -               -                -
Facilities relocation                                            -               -               -                -
Goodwill and fixed asset impairment                       $ (4,597)              -               -                -
                                                    ----------------------------------------------------------------

Total                                                     $ (4,597)              -               -                -
                                                    ================================================================

Intersegment revenue                                       $ 3,407         $ 2,972         $ 2,698          $ 2,554

Average assets (in millions)                                 $ 414           $ 385           $ 375            $ 365

PARENT AND OTHER

Net interest income (expense) (TE)                       $ (63,724)      $ (69,602)      $ (50,837)       $ (38,286)
Provision (benefit) for loan losses                         (6,168)         (2,337)         (3,149)          (4,159)
                                                    ----------------------------------------------------------------

Net interest income (expense) after provision              (57,556)        (67,265)        (47,688)         (34,127)
Noninterest income (expense)                               100,998          68,714         (23,754)          43,317
Noninterest expense                                         55,663          38,841          32,157           27,010
                                                    ----------------------------------------------------------------

Income (loss) before taxes                                 (12,221)        (37,392)       (103,599)         (17,820)
Income tax expense (benefit) and TE adj.                   (17,207)        (29,128)        (54,500)         (21,409)
                                                    ----------------------------------------------------------------

Net income (loss)                                          $ 4,986        $ (8,264)      $ (49,099)         $ 3,589
                                                    ================================================================

RESTRUCTURING ITEMS (PRE-TAX)

Gain on sale of EPS and CEFT stock                               -               -               -                -
Gain on sale of SVS                                              -               -               -                -
Minority interest related to NPI divestitures                    -               -               -                -
Minority interest related to goodwill and
  fixed asset impairment                                     $ 593               -               -                -
Minority interest related to facilities
  relocation                                                     -               -               -                -
Facilities charges and contract
  obligations                                                    -               -               -                -
Losses on sale and impairment of
  securities                                                     -         $ 2,058       $ (58,379)               -
                                                    ----------------------------------------------------------------

Total                                                        $ 593         $ 2,058       $ (58,379)               -
                                                    ================================================================

RESTRUCTURING ITEMS (AFTER-TAX)

Gain on sale of EPS and CEFT stock                               -               -               -                -
Gain on sale of SVS                                              -               -               -                -
Minority interest related to NPI divestitures                    -               -               -                -
Minority interest related to goodwill and
  fixed asset impairment                                     $ 593               -               -                -
Minority interest related to facilities relocation               -               -               -                -
Facilities charges and contract obligations                      -               -               -                -
Losses on sale and impairment of securities                      -         $ 1,337       $ (37,946)               -
                                                    ----------------------------------------------------------------

Total                                                        $ 593         $ 1,337       $ (37,946)               -
                                                    ----------------------------------------------------------------

Intersegment revenue (expense)                           $ (15,880)      $ (16,436)      $ (15,329)       $ (17,234)

Average assets (in millions)                              $ 13,340        $ 14,785        $ 17,449         $ 18,618


                                                                          1999                                      YTD
                                                   --------------------------------------------------   ----------------------------

                                                    4th Qtr        3rd Qtr    2nd Qtr     1st Qtr            2000         1999
                                                   --------------------------------------------------   ----------------------------


NATIONAL CITY MORTGAGE
Net interest income (TE)                               $ 15,996      $ 12,883   $ 14,232    $ 15,543          $ 39,687     $ 58,654
Provision for loan losses                                     -             -          -           -                 -            -
                                                   --------------------------------------------------   ----------------------------

Net interest income after provision                      15,996        12,883     14,232      15,543            39,687       58,654
Noninterest income                                       74,462        74,302     83,131      82,803           402,905      314,698
Noninterest expense                                      68,332        58,233     60,515      59,878           343,317      246,958
                                                   --------------------------------------------------   ----------------------------

Income before taxes                                      22,126        28,952     36,848      38,468            99,275      126,394
Income tax expense and TE adjustment                      8,597        11,179     14,195      14,687            37,878       48,658
                                                   --------------------------------------------------   ----------------------------

Net income                                             $ 13,529      $ 17,773   $ 22,653    $ 23,781          $ 61,397     $ 77,736
                                                   ==================================================   ============================

Intersegment revenue                                    $ 2,422       $ 2,495    $ 3,018     $ 2,470          $ 10,333     $ 10,405

Average assets (in millions)                            $ 3,018       $ 3,213    $ 3,152     $ 2,963           $ 3,559      $ 3,087

NATIONAL PROCESSING

Net interest income (TE)                                $ 1,643       $ 1,260      $ 456     $ 1,665           $ 9,187      $ 5,024
Provision for loan losses                                     -             -          -           -                 -            -
                                                   --------------------------------------------------   ----------------------------

Net interest income after provision                       1,643         1,260        456       1,665             9,187        5,024
Noninterest income                                       98,270        93,630    114,994      47,955           419,446      354,849
Noninterest expense                                      83,240        82,220     97,362     116,791           358,180      379,613
                                                   --------------------------------------------------   ----------------------------

Income (loss) before taxes                               16,673        12,670     18,088     (67,171)           70,453      (19,740)
Income tax expense and TE adjustment                      6,200         4,349      6,115       1,014            27,066       17,678
                                                   --------------------------------------------------   ----------------------------

Net income (loss)                                      $ 10,473       $ 8,321   $ 11,973   $ (68,185)         $ 43,387    $ (37,418)
                                                   ==================================================   ============================

RESTRUCTURING ITEMS (PRE-TAX)

Net gain (loss) on business line divestitures          $ (2,025)            -    $ 6,500   $ (73,932)                -    $ (69,457)
Facilities relocation                                         -             -          -      (2,234)                -       (2,234)
Goodwill and fixed asset impairment                           -             -          -           -          $ (7,072)           -
                                                   --------------------------------------------------   ----------------------------

Total                                                  $ (2,025)            -    $ 6,500   $ (73,932)         $ (7,072)   $ (69,457)
                                                   ==================================================   ============================

RESTRUCTURING ITEMS (AFTER-TAX)

Net gain (loss) on business line divestitures          $ (1,609)            -    $ 3,721   $ (72,030)                -    $ (69,918)
Facilities relocation                                         -             -          -      (1,829)                -       (1,829)
Goodwill and fixed asset impairment                           -             -          -           -          $ (4,597)           -
                                                   --------------------------------------------------   ----------------------------

Total                                                  $ (1,609)            -    $ 3,721   $ (73,859)         $ (4,597)   $ (71,747)
                                                   ==================================================   ============================

Intersegment revenue                                    $ 2,778       $ 3,343    $ 3,398     $ 3,089          $ 11,631     $ 12,608

Average assets (in millions)                              $ 356         $ 334      $ 408       $ 506             $ 385        $ 400

PARENT AND OTHER

Net interest income (expense) (TE)                    $ (35,754)    $ (12,267) $ (17,554)       $ 77        $ (222,449)   $ (65,498)
Provision (benefit) for loan losses                      (5,456)       (5,278)    (8,098)     (8,361)          (15,813)     (27,193)
                                                   --------------------------------------------------   ----------------------------

Net interest income (expense) after provision           (30,298)       (6,989)    (9,456)      8,438          (206,636)     (38,305)
Noninterest income (expense)                             61,469        40,055     72,198     157,282           189,275      331,004
Noninterest expense                                      52,101         5,884     64,831      20,981           153,671      143,797
                                                   --------------------------------------------------   ----------------------------

Income (loss) before taxes                              (20,930)       27,182     (2,089)    144,739          (171,032)     148,902
Income tax expense (benefit) and TE adj.                (22,986)       (4,574)   (15,489)     34,629          (122,244)      (8,420)
                                                   --------------------------------------------------   ----------------------------

Net income (loss)                                       $ 2,056      $ 31,756   $ 13,400   $ 110,110         $ (48,788)   $ 157,322
                                                   ==================================================   ============================

RESTRUCTURING ITEMS (PRE-TAX)

Gain on sale of EPS and CEFT stock                            -             -   $ 32,053    $ 95,734                 -    $ 127,787
Gain on sale of SVS                                           -             -          -       6,050                 -        6,050
Minority interest related to NPI divestitures             $ 204             -       (462)      8,946                 -        8,688
Minority interest related to goodwill and
  fixed asset impairment                                      -             -          -           -             $ 593            -
Minority interest related to facilities
  relocation                                                  -             -          -         227                 -          227
Facilities charges and contract
  obligations                                                 -             -    (37,766)          -                 -      (37,766)
Losses on sale and impairment of
  securities                                                  -             -          -           -           (56,321)           -
                                                   --------------------------------------------------   ----------------------------

Total                                                     $ 204             -   $ (6,175)  $ 110,957         $ (55,728)   $ 104,986
                                                   ==================================================   ============================

RESTRUCTURING ITEMS (AFTER-TAX)

Gain on sale of EPS and CEFT stock                            -             -   $ 20,834    $ 62,227                 -     $ 83,061
Gain on sale of SVS                                           -             -      4,005           -                 -        4,005
Minority interest related to NPI divestitures             $ 204             -       (462)      8,946                 -        8,688
Minority interest related to goodwill and
  fixed asset impairment                                      -             -          -           -             $ 593            -
Minority interest related to facilities relocation            -             -          -         227                 -          227
Facilities charges and contract obligations                   -             -    (24,548)          -                 -      (24,548)
Losses on sale and impairment of securities                   -             -          -           -           (36,609)           -
                                                   --------------------------------------------------   ----------------------------

Total                                                     $ 204             -     $ (171)   $ 71,400         $ (36,016)    $ 71,433
                                                   --------------------------------------------------   ----------------------------

Intersegment revenue (expense)                        $ (15,009)    $ (15,519) $ (18,218)  $ (44,156)        $ (64,879)   $ (92,902)

Average assets (in millions)                           $ 19,315      $ 18,580   $ 18,956    $ 20,615          $ 16,038     $ 19,361

                                  (UNAUDITED)
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                   2000
                                                    ---------------------------------------------------------------

                                                           4th Qtr         3rd Qtr          2nd Qtr         1st Qtr
                                                    ---------------------------------------------------------------




CONSOLIDATED

Net interest income (TE)                                 $ 756,204       $ 746,020       $ 748,972        $ 740,895
Provision for loan losses                                   81,415          70,363          68,691           66,326
                                                    ----------------------------------------------------------------

Net interest income after provision                        674,789         675,657         680,281          674,569
Noninterest income                                         655,474         618,313         631,548          578,899
Noninterest expense                                        854,437         785,309         785,070          759,093
                                                    ----------------------------------------------------------------

Income before taxes                                        475,826         508,661         526,759          494,375
Income tax expense and TE adjustment                       167,815         178,025         184,372          173,032
                                                    ----------------------------------------------------------------

Net income                                               $ 308,011       $ 330,636       $ 342,387        $ 321,343
                                                    ================================================================

RESTRUCTURING ITEMS (PRE-TAX)

Gain on sale of student loans                                    -               -        $ 74,216                -
Consumer Finance realignment                               (43,960)              -               -                -
Net gain (loss) on NPI business line divestitures                -               -               -                -
NPI facilities relocation                                        -               -               -                -
NPI goodwill and fixed asset impairment                     (6,479)              -               -                -
Gain on sale of EPS and CEFT stock                               -               -               -                -
Gain on sale of SVS                                              -               -               -                -
Facilities charges and contract
  obligations                                                    -               -               -                -
Loss on sale and impairment of
  securities                                                     -         $ 2,058         (58,379)               -
                                                    ----------------------------------------------------------------

Total                                                    $ (50,439)        $ 2,058        $ 15,837                -
                                                    ================================================================

RESTRUCTURING ITEMS (AFTER-TAX)

Gain on sale of student loans                                    -               -        $ 48,240                -
Consumer Finance realignment                             $ (28,574)              -               -                -
Net gain (loss) on NPI business line divestitures                -               -               -                -
NPI facilities relocation                                        -               -               -                -
NPI goodwill and fixed asset impairment                     (4,004)              -               -                -
Gain on sale of EPS and CEFT stock                               -               -               -                -
Gain on sale of SVS                                              -               -               -                -
Facilities charges and contract
  obligations                                                    -               -               -                -
Loss on sale and impairment of
  securities                                                     -         $ 1,337         (37,946)               -
                                                    ----------------------------------------------------------------

Total                                                    $ (32,578)        $ 1,337        $ 10,294                -
                                                    ================================================================

                                                    ----------------------------------------------------------------
Net income - excluding
  restructuring items                                    $ 340,589       $ 329,299       $ 332,093        $ 321,343
                                                    ================================================================

Intersegment revenue                                             -               -               -                -

Average assets (in millions)                              $ 85,300        $ 84,201        $ 86,771         $ 85,951
--------------------------------------------------------------------------------------------------------------------
                                                                                       1999
                                                     ---------------------------------------------------------------

                                                            4th Qtr         3rd Qtr         2nd Qtr          1st Qtr
                                                     ---------------------------------------------------------------

CONSOLIDATED

Net interest income (TE)                                  $ 756,319       $ 757,753       $ 758,186       $ 764,699
Provision for loan losses                                    66,622          55,476          59,542          68,034
                                                     ---------------------------------------------------------------

Net interest income after provision                         689,697         702,277         698,644         696,665
Noninterest income                                          616,368         548,967         600,855         614,579
Noninterest expense                                         780,104         705,963         757,235         739,202
                                                     ---------------------------------------------------------------

Income before taxes                                         525,961         545,281         542,264         572,042
Income tax expense and TE adjustment                        182,445         188,819         187,776         221,023
                                                     ---------------------------------------------------------------

Net income                                                $ 343,516       $ 356,462       $ 354,488       $ 351,019
                                                     ===============================================================

RESTRUCTURING ITEMS (PRE-TAX)

Gain on sale of student loans                                     -               -               -               -
Consumer Finance realignment                                      -               -               -               -
Net gain (loss) on NPI business line divestitures          $ (1,821)              -         $ 6,038       $ (64,986)
NPI facilities relocation                                         -               -               -          (2,007)
NPI goodwill and fixed asset impairment                           -               -               -               -
Gain on sale of EPS and CEFT stock                                -               -          32,053          95,734
Gain on sale of SVS                                               -               -                           6,050
Facilities charges and contract
  obligations                                                     -               -         (37,766)              -
Loss on sale and impairment of
  securities                                                      -               -               -               -
                                                     ---------------------------------------------------------------

Total                                                      $ (1,821)              -           $ 325        $ 34,791
                                                     ===============================================================

RESTRUCTURING ITEMS (AFTER-TAX)

Gain on sale of student loans                                     -               -               -               -
Consumer Finance realignment                                      -               -               -               -
Net gain (loss) on NPI business line divestitures          $ (1,405)              -         $ 3,259       $ (63,084)
NPI facilities relocation                                         -               -               -          (1,602)
NPI goodwill and fixed asset impairment                           -               -               -               -
Gain on sale of EPS and CEFT stock                                -               -          20,834          62,227
Gain on sale of SVS                                               -               -           4,005               -
Facilities charges and contract
  obligations                                                     -               -         (24,548)              -
Loss on sale and impairment of
  securities                                                      -               -               -               -
                                                     ---------------------------------------------------------------

Total                                                      $ (1,405)              -         $ 3,550        $ (2,459)
                                                     ===============================================================

                                                     ---------------------------------------------------------------
Net income - excluding
  restructuring items                                     $ 344,921       $ 356,462       $ 350,938       $ 353,478
                                                     ===============================================================

Intersegment revenue                                              -               -               -               -

Average assets (in millions)                               $ 85,600        $ 82,691        $ 83,369        $ 85,520
---------------------------------------------------------------------------------------
                                                                          YTD
                                                       --------------------------------

                                                               2000              1999
                                                       --------------------------------




CONSOLIDATED

Net interest income (TE)                                   $2,992,091       $3,036,957
Provision for loan losses                                     286,795          249,674
                                                       --------------------------------

Net interest income after provision                         2,705,296        2,787,283
Noninterest income                                          2,484,234        2,380,769
Noninterest expense                                         3,183,909        2,982,504
                                                       --------------------------------

Income before taxes                                         2,005,621        2,185,548
Income tax expense and TE adjustment                          703,244          780,063
                                                       --------------------------------

Net income                                                 $1,302,377       $1,405,485
                                                       ================================

RESTRUCTURING ITEMS (PRE-TAX)

Gain on sale of student loans                                $ 74,216                -
Consumer Finance realignment                                  (43,960)               -
Net gain (loss) on NPI business line divestitures                   -        $ (60,769)
NPI facilities relocation                                           -           (2,007)
NPI goodwill and fixed asset impairment                        (6,479)               -
Gain on sale of EPS and CEFT stock                                  -          127,787
Gain on sale of SVS                                                 -            6,050
Facilities charges and contract
  obligations                                                       -          (37,766)
Loss on sale and impairment of
  securities                                                  (56,321)               -
                                                       --------------------------------

Total                                                       $ (32,544)        $ 33,295
                                                       ================================

RESTRUCTURING ITEMS (AFTER-TAX)

Gain on sale of student loans                                $ 48,240                -
Consumer Finance realignment                                  (28,574)               -
Net gain (loss) on NPI business line divestitures                   -        $ (61,230)
NPI facilities relocation                                           -           (1,602)
NPI goodwill and fixed asset impairment                        (4,004)               -
Gain on sale of EPS and CEFT stock                                  -           83,061
Gain on sale of SVS                                                 -            4,005
Facilities charges and contract
  obligations                                                       -          (24,548)
Loss on sale and impairment of
  securities                                                  (36,609)               -
                                                       --------------------------------

Total                                                       $ (20,947)          $ (314)
                                                       ================================

                                                       --------------------------------
Net income - excluding
  restructuring items                                      $1,323,324       $1,405,799
                                                       ================================

Intersegment revenue                                                -                -

Average assets (in millions)                                 $ 85,550         $ 84,291




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